UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2019

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place Austin, MN 55912
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On January 29, 2019, the Board of Directors of Hormel Foods Corporation (the “Company”) approved an amended Code of Ethical Business Conduct (the “Code”). The Code is applicable to all employees, officers and directors of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code was amended to improve readability and more clearly communicate the Company’s expectations regarding ethical business conduct. The Code is also organized by subject matter, including examples, to make it easier for Company personnel to find and apply applicable guidance. The Code does not materially change the responsibilities and obligations that applied previously.

The foregoing description is qualified in its entirety by reference to the Code, which is attached hereto as Exhibit 99. The Code is also available on the Company’s website at www.hormelfoods.com/responsibility/ethics-governance-and-risk/.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 29, 2019.

At the annual meeting, 514,405,545 shares were represented (96.2 percent of the 534,595,685 shares outstanding and entitled to vote). Three items were considered at the meeting and the results of the voting were as follows:

1.
Election of Directors: The nominees in the proxy statement were: Gary C. Bhojwani, Terrell K. Crews, Glenn S. Forbes, M.D., Stephen M. Lacy, Elsa A. Murano, Ph.D., Robert C. Nakasone, Susan K. Nestegard, William A. Newlands, Dakota A. Pippins, Christopher J. Policinski, Sally J. Smith, James P. Snee, and Steven A. White. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Gary C. Bhojwani	461,436,537	919,750	378,865	51,670,393
Terrell K. Crews	459,817,673	2,660,920	256,559	51,670,393
Glenn S. Forbes, M.D.	461,738,303	737,069	259,780	51,670,393
Stephen M. Lacy	458,548,972	3,919,880	266,300	51,670,393
Elsa A. Murano, Ph.D.	460,620,459	1,862,373	252,320	51,670,393
Robert C. Nakasone	456,404,284	5,945,618	385,250	51,670,393
Susan K. Nestegard	461,116,589	955,854	662,709	51,670,393
William A. Newlands	461,640,822	827,621	266,709	51,670,393
Dakota A. Pippins	458,858,630	3,603,138	273,384	51,670,393
Christopher J. Policinski	461,057,365	1,416,666	261,121	51,670,393
Sally J. Smith	461,402,436	1,083,385	249,331	51,670,393
James P. Snee	457,466,891	1,998,049	3,270,212	51,670,393
Steven A. White	461,144,657	1,332,273	258,222	51,670,393

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 27, 2019:

For:	508,618,349
Against:	5,102,605
Abstain:	684,591

3.  Advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2019 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 19, 2018):

For:	456,289,949
Against:	5,554,465
Abstain:	890,738
Broker Non-Vote:	51,670,393

Item 9.01 Exhibits

(d)    Exhibits furnished pursuant to Item 5.05

99        Amended Code of Ethical Business Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: February 1, 2019	By /s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and Chief Financial Officer

Dated: February 1, 2019	By /s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller